UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008 (April 30, 2008)

Universal Capital Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51132	20-1568059
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2601 Annand Dr., Suite #16, Wilmington, Delaware  19808

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (302) 998-8824

_______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On April 30, 2008, Universal Capital Management, Inc. issued a press release reporting that Dominion Capital Management Corporation, a Texas corporation, has become its newest portfolio company. Dominion Capital Management Corporation is a development stage company that has licensed a proprietary risk-mitigating process to offer contract and purchase order financing solutions to small business contractors nationwide.

The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

99.1

Press release dated April 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CAPITAL MANAGEMENT, INC.

By:	/s/ Michael D. Queen
Michael D. Queen, CEO

Dated: April 30, 2008